VAN KAMPEN UNIT TRUSTS, SERIES 852

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2009-2


                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 10, 2009

     As a result of a decrease in the dividend rate for Alcoa, Inc. announced on March 17, 2009, the Estimated Net Annual Income for The Dow Jones Total Market Portfolio, Enhanced Index Strategy will be reduced. Notwithstanding anything to the contrary in the prospectus, as of March 17, 2009, the new Estimated Net Annual Income amount is $0.13857 per Unit.

Supplement Dated: March 17, 2009